SEPTEMBER 17, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD SCHRODERS EMERGING MARKETS EQUITY FUND SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH JULY 22, 2020

This Supplement contains new and additional information regarding Hartford Schroders Emerging Markets Equity Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective as of the opening of business on October 19, 2020, Hartford Schroders Emerging Markets Equity Fund (the “Fund”) will no longer be closed to new investors and will be available for purchase by all eligible investors. Accordingly, effective October 19, 2020, all references to the Fund being closed to new investors in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7554	September 2020